UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
March 29, 2017
Date of Report (Date of earliest event reported)

lululemon athletica inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1818 Cornwall Avenue
Vancouver, British Columbia
Canada, V6J 1C7
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (604) 732-6124

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On March 29, 2017, lululemon athletica inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended January 29, 2017 and certain other information. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. As previously announced, the Company has scheduled a conference call for 4:30 p.m. Eastern time on March 29, 2017 to discuss its financial results.

Item 9.01.	Financial Statements and Exhibits.
 (d) Exhibits.

Exhibit No.	Description

99.1	Press release entitled ''lululemon athletica inc. Announces Fourth Quarter and Full Year Fiscal 2016 Results'' issued on March 29, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.

Dated: March 28, 2017	/s/ STUART HASELDEN
Stuart Haselden
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release entitled ''lululemon athletica inc. Announces Fourth Quarter and Full Year Fiscal 2016 Results'' issued on March 29, 2017.